UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08217

Name of Fund:	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniHoldings New York Quality Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 08/31/2022

Date of reporting period: 02/28/2022

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

FEBRUARY 28, 2022

2022 Semi-Annual Report (Unaudited)

BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

BlackRock Virginia Municipal Bond Trust (BHV)

Not FDIC Insured • May Lose Value • No Bank Guarantee

Supplemental Information  (unaudited)

Section 19(a) Notices

BlackRock MuniHoldings New York Quality Fund, Inc.’s (MHN) and BlackRock Virginia Municipal Bond Trust’s (BHV) (collectively the “Trusts”, or individually a “Trust”) amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during the year and may be subject to changes based on tax regulations. Each Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.

February 28, 2022

	Total Cumulative Distributions for the Fiscal Period					% Breakdown of the Total Cumulative Distributions for the Fiscal Period
Trust Name	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital (a)	Total Per Common Share	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share
MHN	$0.324974	$—	$—	$0.002026	$0.327000	99%	—%	—%	1%	100%
BHV	0.273000	—	—	—	0.273000	100	—	—	—	100

(a)

The Trust estimates that it has distributed more than its net income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Trust is returned to the shareholder. A return of capital does not necessarily reflect the Trust’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce the Trust’s net asset value per share.

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website at blackrock.com.

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The Markets in Review

Dear Shareholder,

The 12-month reporting period as of February 28, 2022 saw a continuation of the resurgent growth that followed the initial coronavirus (or “COVID-19”) pandemic reopening, albeit at a slower pace. The global economy weathered the emergence of several variant strains and the resulting peaks and troughs in infections amid optimism that increasing vaccinations and economic adaptation could help contain the pandemic’s disruptions. However, rapid changes in consumer spending led to supply constraints and elevated inflation. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the invasion has presented challenges for both investors and policymakers.

Equity prices were mixed, as persistently high inflation drove investors’ expectations for higher interest rates, which particularly weighed on relatively high valuation growth stocks and economically sensitive small-capitalization stocks. Overall, small-capitalization U.S. stocks declined, while large-capitalization U.S. stocks posted a solid advance. International equities from developed markets gained slightly, although emerging market stocks declined, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose during the reporting period as the economy expanded rapidly and inflation reached its highest annualized reading in decades. In the corporate bond market, the improving economy assuaged credit concerns and led to modest returns for high-yield corporate bonds, outpacing the negative return of investment-grade corporate bonds.

The U.S. Federal Reserve (the “Fed”) maintained accommodative monetary policy during the reporting period by keeping near-zero interest rates. However, the Fed’s tone shifted during the period, as it reduced its bond-buying program and raised the prospect of higher rates in 2022. Continued high inflation and the Fed’s new stance led many analysts to anticipate that the Fed will raise interest rates multiple times throughout the year.

Looking ahead, however, the horrific war in Ukraine has significantly clouded the outlook for the global economy. Sanctions on Russia and general wartime disruption are likely to drive already-high commodity prices even further upwards, and we have already seen spikes in energy and metal markets. While this will exacerbate inflationary pressure, it could also constrain economic growth, making the Fed’s way forward less clear. Its challenge will be combating inflation without stifling a recovery that is now facing additional supply shocks.

In this environment, we favor an overweight to equities, as we believe low interest rates and continued economic growth will support further gains, albeit likely more modest than what we saw in 2021. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long term. U.S. and other developed market equities have room for further growth, while we believe Chinese equities stand to gain from a more accommodative monetary and fiscal environment. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of February 28, 2022
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	(2.62)%	16.39%
U.S. small cap equities (Russell 2000® Index)	(9.46)	(6.01)
International equities (MSCI Europe, Australasia, Far East Index)	(6.78)	2.83
Emerging market equities (MSCI Emerging Markets Index)	(9.81)	(10.69)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.02	0.04
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(3.94)	(1.67)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(4.07)	(2.64)
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(3.09)	(0.66)
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(3.07)	0.64
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T	3

4

Municipal Market Overview  For the Reporting Period Ended February 28, 2022

Municipal Market Conditions

Municipal bonds posted modestly negative total returns during the period amid rising interest rates spurred by strong economic growth and above trend inflation, waning COVID-19 variant fears, and hawkish Fed monetary policy expectations. The asset class benefited from favorable supply and demand dynamics and improved credit fundamentals on the back of considerable fiscal stimulus and a quicker than expected rebound in state and local government revenues. As a result, municipal bonds generated positive excess returns versus comparable U.S. Treasuries. However, the market faced heightened volatility and a considerable valuation-based correction late in the period. Longer duration and lower credit quality strategies outperformed.

Technical support was helpful as robust demand outpaced supply. During the 12 months ended February 28, 2022, municipal bond funds experienced net inflows totaling $51 billion (based on data from the Investment Company Institute). However, the post-pandemic inflow cycle, which spanned 92-weeks and garnered $149 billion, came to an end late in the period as performance turned negative. At the same time, the market absorbed $448 billion in issuance, slightly above the $442 billion issued during the prior 12-month period. Taxable municipal issuance was proportionally elevated and helped to make tax-exempt supply even more easily digestible.

Bloomberg Municipal Bond Index Total Returns as of February 28, 2022 6 months: (3.09)% 12 months: (0.66)%

A Closer Look at Yields

From February 28, 2021 to February 28, 2022, yields on AAA-rated 30-year municipal bonds increased by 18 basis points (“bps”) from 1.80% to 1.98%, while ten-year rates increased by 44 bps from 1.14% to 1.58% and five-year rates increased by 78 bps from 0.56% to 1.34% (as measured by Thomson Municipal Market Data). As a result, the municipal yield curve flattened over the 12-month period with the spread between two- and 30-year maturities flattening by 69 bps, led by 43 bps of flattening between two- and ten-year maturities.

After maintaining historically tight valuations for most of the reporting period, the recent market correction has restored value to the asset class and reset municipal-to-Treasury ratios to levels near their 5-year averages.

Financial Conditions of Municipal Issuers

Buoyed by successive federal aid injections, vaccine distribution, and the re-opening of the economy, states and many local governments experienced revenue growth above forecasts in 2021. Prolonged inflation in a post-Covid recovery would adversely affect state and local entities. However, wage pressures, less consumer spending, and higher interest rates could be offset by increased revenue collections, particularly sales and personal income tax receipts. While the war in Ukraine is not expected to have negative effects on credit fundamentals, higher energy prices could hurt consumer spending and eventually become a headwind to economic growth and employment expansion. At this point, tax receipts could come under pressure, although states with significant oil and gas production would benefit. While municipal utilities typically benefit from autonomous rate-setting that allows them to adjust for rising fuel costs, rising commodity prices over a prolonged period could test affordability and the political will to raise rates to balance operations. State housing authority bonds, flagship universities, and strong national and regional health systems may also be pressured but are better poised to absorb the impact of the economic shock. Critical providers (safety net hospitals, mass transit systems, airports) with limited resources may still experience fiscal strain from the economic fallout from rising inflation, but aid and the re-opening of the economy will continue to support operating results through 2022. Work-from-home policies remain headwinds for mass transit farebox revenue and commercial real estate values. BlackRock anticipates that a small subset of the market, mainly non-rated stand-alone projects, will remain susceptible to credit deterioration.

The opinions expressed are those of BlackRock as of February 28, 2022 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The Bloomberg Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

M U N I C I P A L M A R K E T O V E R V I E W	5

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Trust had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Trust’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s Common Shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of each Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.

To obtain leverage, each Trust has issued Variable Rate Demand Preferred Shares (“VRDP Shares” or “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

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Trust Summary as of February 28, 2022	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

Investment Objective

BlackRock MuniHoldings New York Quality Fund, Inc.’s (MHN) (the “Trust”) investment objective is to provide shareholders with current income exempt from U.S. federal income tax and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in investment grade (as rated or, if unrated, considered to be of comparable quality at the time of investment by the Trust’s investment adviser) New York municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and New York State and New York City personal income taxes (“New York Municipal Bonds”), except at times when, in the judgment of its investment adviser, New York Municipal Bonds of sufficient quality and quantity are unavailable for investment by the Trust. At all times, except during temporary defensive periods, the Trust invests at least 65% of its assets in New York Municipal Bonds. The Trust invests, under normal market conditions, at least 80% of its assets in municipal obligations with remaining maturities of one year or more. The Trust may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by BlackRock to be of comparable quality, at the time of purchase. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	MHN
Initial Offering Date	September 19, 1997
Yield on Closing Market Price as of February 28, 2022 ($12.94)(a)	5.05%
Tax Equivalent Yield(b)	10.46%
Current Monthly Distribution per Common Share(c)	$0.0545
Current Annualized Distribution per Common Share(c)	$0.6540
Leverage as of February 28, 2022(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 51.7%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	02/28/22	08/31/21	Change	High	Low
Closing Market Price	$12.94	$14.74	(12.21)%	$14.92	$12.80
Net Asset Value	14.09	15.21	(7.36)	15.21	14.01

Performance

Returns for the period ended February 28, 2022 were as follows:

		Average Annual Total Returns
	6-month	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	(5.18)%	(0.96)%	3.97%	4.43%
Trust at Market Price(a)(b)	(10.14)	(2.36)	3.44	3.15
New York Customized Reference Benchmark(c)	(3.05)	(0.09)	3.33	N/A
Bloomberg Municipal Bond Index(d)	(3.09)	(0.66)	3.24	3.15
S&P® Municipal Bond Index(e)	(2.79)	(0.37)	3.18	3.22
Lipper New York Municipal Debt Funds at NAV(f)	(4.76)	(0.29)	3.60	4.16
Lipper New York Municipal Debt Funds at Market Price(f)	(11.10)	(3.52)	2.75	3.18

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The New York Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond: New York Exempt Total Return Index Unhedged (90%) and the New York Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). Effective October 1, 2021, the Trust changed its benchmarks from S&P Municipal Bond Index and Lipper New York Municipal Debt Funds to Bloomberg Municipal Bond Index and the New York Customized Reference Benchmark. The investment adviser believes the new benchmarks are more appropriate reporting benchmarks for the Trust. The New York Customized Reference Benchmark commenced on September 30, 2016.

(d)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
(e)	A broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market.
(f)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

T R U S T S U M M A R Y	7

Trust Summary as of February 28, 2022 (continued)	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds lost ground in the six-month period, ending a stretch of positive performance that began in mid-2020. Rising inflation prompted the Fed to shift toward tighter monetary policy, weighing heavily on the performance of fixed-income assets.

In this environment, the downturn in prices offset the contribution from income. Longer-duration securities, including longer-dated and lower-coupon bonds, were generally the largest detractors. (Duration is a measure of interest rate sensitivity.) The Trust’s use of leverage, while augmenting income, amplified the effect of falling prices. At the sector level, housing and transportation issues were notable laggards due to their longer duration.

On the positive side, the Trust’s use of U.S. Treasury futures to manage interest rate risk contributed to results. Pre-refunded bonds, while posting negative returns, held up well on a relative basis due to their short duration. The investment adviser believed pre-refunded bonds provided a defensive anchor and were a relatively liquid source of funds.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Trust’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	02/28/22	08/31/21
Transportation	27%	30%
County/City/Special District/School District	20	18
State	13	12
Utilities	12	12
Education	10	10
Housing	9	9
Health	3	3
Corporate	3	2
Tobacco	2	2
Other	1	2

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage
2022	6%
2023	12
2024	10
2025	10
2026	8

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	02/28/22		08/31/21
AAA/Aaa	12%		11%
AA/Aa	53		55
A	23		22
BBB/Baa	5		5
BB/Ba	1		1
B	—	(e)	—	(e)
N/R(f)	6		6

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease. (c) Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)	Rounds to less than 1% of total investments.
(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of February 28, 2022 and August 31, 2021, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% and 2%, respectively, of the Trust’s total investments.

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Trust Summary as of February 28, 2022	BlackRock Virginia Municipal Bond Trust (BHV)

Investment Objective

BlackRock Virginia Municipal Bond Trust’s (BHV) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax and Virginia personal income taxes. The Trust seeks to achieve its investment objectives by investing primarily in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and Virginia personal income taxes. The Trust invests, under normal market conditions, at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment or, if unrated, determined to be of comparable quality at the time of investment by the Trust’s investment adviser. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BHV
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of February 28, 2022 ($18.11)(a)	3.01%
Tax Equivalent Yield(b)	5.63%
Current Monthly Distribution per Common Share(c)	$0.0455
Current Annualized Distribution per Common Share(c)	$0.5460
Leverage as of February 28, 2022(d)	41%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 46.55%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	02/28/22	08/31/21	Change	High	Low
Closing Market Price	$18.11	$18.75	(3.41)%	$19.73	$17.09
Net Asset Value	14.73	15.73	(6.36)	15.73	14.64

Performance

Returns for the period ended February 28, 2022 were as follows:

		Average Annual Total Returns
	6-month	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	(4.88)%	(1.25)%	2.84%	3.61%
Trust at Market Price(a)(b)	(1.89)	15.77	6.85	3.79
Virginia Customized Reference Benchmark(c)	(2.53)	(0.36)	3.37	N/A
Bloomberg Municipal Bond Index(d)	(3.09)	(0.66)	3.24	3.15
S&P® Municipal Bond Index(e)	(2.79)	(0.37)	3.18	3.22
Lipper Other States Municipal Debt Funds at NAV(f)	(4.28)	(0.37)	3.89	3.97
Lipper Other States Municipal Debt Funds at Market Price(f)	(10.08)	0.46	4.24	3.73

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s premium to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The Virginia Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond: Virginia Exempt Total Return Index Unhedged (90%) and the Virginia Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). Effective October 1, 2021, the Trust changed its benchmarks from S&P Municipal Bond Index and Lipper Other States Municipal Debt Funds to Bloomberg Municipal Bond Index and the Virginia Customized Reference Benchmark. The investment adviser believes the new benchmarks are more appropriate reporting benchmarks for the Trust. The Virginia Customized Reference Benchmark commenced on September 30, 2016.

(d)

An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds. (e) A broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market.

(f)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

T R U S T S U M M A R Y	9

Trust Summary as of February 28, 2022 (continued)	BlackRock Virginia Municipal Bond Trust (BHV)

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds lost ground in the six-month period, ending a stretch of positive performance that began in mid-2020. Rising inflation prompted the Fed to shift toward tighter monetary policy, weighing heavily on the performance of fixed-income assets.

Most sectors and rating categories detracted from performance due to the broad nature of the market downturn. Positions in long-dated securities with maturities of greater than 20 years detracted from results. Higher-rated securities in the AA and single A categories, notably those in the dedicated tax and university sectors, also hurt performance. Non-rated high yield debt lagged as well. The underperformance was especially pronounced in the tobacco sector, where the Trust holds zero-coupon tobacco bonds with above-average interest rate sensitivity.

Holdings in pre-refunded debt further detracted. The market segment, which entered the period trading at rich levels, was adversely affected by its shorter-dated average maturities given expectations for Fed rate hikes.

On the positive side, the Trust’s use of U.S. Treasury futures to manage interest rate risk contributed to results. Holdings in short-dated securities with maturities of less than a year, which were less affected by the sell-off, also contributed modestly to performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Trust’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	02/28/22	08/31/21
Transportation	31%	31%
Health	20	19
State	13	10
Education	8	12
Tobacco	8	7
Utilities	7	7
County/City/Special District/School District	7	7
Housing	5	6
Corporate	1	1

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage
2022	17%
2023	6
2024	4
2025	2
2026	7

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	02/28/22		08/31/21
AAA/Aaa	7%		8%
AA/Aa	49		48
A	11		11
BBB/Baa	9		6
BB/Ba	—	(e)	—	(e)
B	4		4
N/R(f)	20		23

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)	Rounds to less than 1% of total investments.
(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of February 28, 2022 and August 31, 2021, the market value of unrated securities deemed by the investment adviser to be investment grade represents 6% and 5%, respectively, of the Trust’s total investments.

10	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) February 28, 2022	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Guam — 0.1%

Utilities — 0.1%
Guam Government Waterworks Authority, RB, Series A, 5.00%, 01/01/50	$525	$617,512

New York — 139.8%

Corporate — 4.4%
New York Liberty Development Corp., Refunding RB, 5.25%, 10/01/35	9,685	12,706,294
New York State Environmental Facilities Corp., RB, AMT, 2.75%, 09/01/50(a)	970	994,176
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	525	626,755
AMT, 5.00%, 10/01/40	1,485	1,738,732
New York Transportation Development Corp., Refunding ARB
AMT, 2.25%, 08/01/26	1,830	1,834,954
AMT, 3.00%, 08/01/31	1,465	1,503,941

		19,404,852

County/City/Special District/School District — 31.1%
City of New York, GO
Series F-1, 5.00%, 03/01/50	2,270	2,751,864
Sub-Series D-1, 5.00%, 08/01/31	945	994,191
Sub-Series D-1, 5.00%, 10/01/33	2,770	2,778,213
Sub-Series F-1, 5.00%, 04/01/43	4,550	5,313,203
City of New York, Refunding GO
Series E, 5.00%, 02/01/23(b)	2,000	2,074,804
Series E, 5.50%, 08/01/25	2,710	2,875,822
Series E, 5.00%, 08/01/32	2,000	2,103,312
Series I, 5.00%, 08/01/22(b)	490	498,872
City of Yonkers New York, GO
Series B, (AGM), 4.00%, 02/15/36	170	194,533
Series B, (AGM), 4.00%, 02/15/37	275	314,060
Series B, (AGM), 4.00%, 02/15/38	295	335,784
Series B, (AGM), 3.00%, 02/15/39	275	286,491
County of Nassau New York, GO
Series A, 5.00%, 01/15/31	1,400	1,619,481
Series B, (AGM), 5.00%, 07/01/45	1,815	2,132,928
County of Nassau New York, Refunding GO
Series A, (AGM), 4.00%, 04/01/50	3,720	4,194,579
Series C, 5.00%, 10/01/31	1,980	2,325,771
County of Suffolk New York, Refunding GO, Catholic Health Services, (BAM), 2.00%, 06/15/34	3,250	3,045,656
Erie County Industrial Development Agency, Refunding RB, Series A, (SAW), 5.00%, 05/01/28	1,685	1,895,660
Hudson Yards Infrastructure Corp., Refunding RB
Series A, 5.00%, 02/15/39	2,285	2,629,743
Series A, 5.00%, 02/15/42	5,975	6,856,127
Series A, 4.00%, 02/15/44	2,425	2,632,755
Ithaca City School District, Refunding GO
(BAM SAW), 2.00%, 06/15/33	365	355,614
(BAM SAW), 2.00%, 06/15/34	720	695,069
Mahopac Central School District, Refunding GO, (SAW), 2.00%, 06/01/32	555	554,222
New York City Industrial Development Agency, RB, CAB, (AGC), 0.00%, 03/01/39(c)	1,380	858,457
New York City Industrial Development Agency, Refunding RB 3.00%, 03/01/49	1,830	1,723,123

Security	Par (000)	Value

County/City/Special District/School District (continued)
New York City Industrial Development Agency, Refunding RB (continued)
Series A, AMT, 5.00%, 07/01/28	$820	$828,913
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Series A-1, 5.00%, 11/01/38	950	1,006,241
Series A-2, 5.00%, 08/01/38	3,440	3,997,903
Sub-Series A-1, 5.00%, 08/01/40	860	1,010,264
Sub-Series A-3, 4.00%, 08/01/43	2,790	3,040,135
Sub-Series B-1, 5.00%, 11/01/35	2,100	2,261,389
Sub-Series B-1, 5.00%, 11/01/36	1,690	1,816,786
Sub-Series B-1, 5.00%, 11/01/38	1,455	1,632,546
Sub-Series E-1, 5.00%, 02/01/39	2,730	3,153,240
Sub-Series E-1, 5.00%, 02/01/43	2,510	2,867,723
Sub-Series F-1, 5.00%, 05/01/42	8,825	10,146,226
New York Convention Center Development Corp., RB, CAB(c)
Series B, Sub Lien, 0.00%, 11/15/32	565	426,190
Series B, Sub Lien, 0.00%, 11/15/42	2,185	1,118,294
Series B, Sub Lien, 0.00%, 11/15/47	5,600	2,336,443
Series B, Sub Lien, 0.00%, 11/15/48	2,665	1,106,417
Series B, Sub Lien, (AGM-CR), 0.00%, 11/15/55	2,485	771,235
Series B, Sub Lien, (AGM-CR), 0.00%, 11/15/56	3,765	1,126,172
New York Convention Center Development Corp., Refunding RB
5.00%, 11/15/40	6,150	6,898,443
5.00%, 11/15/45	12,215	13,614,973
New York Liberty Development Corp., Refunding RB
3.13%, 09/15/50(d)	3,105	3,060,471
Class 2, 5.00%, 09/15/43	3,430	3,435,011
Series 1, Class 1, 5.00%, 11/15/44(e)	5,075	5,439,847
Series A, 2.88%, 11/15/46	1,625	1,544,944
New York State Dormitory Authority, RB, Series A, 5.00%, 02/15/23(b)	4,995	5,188,674
New York State Dormitory Authority, Refunding RB, Series A, 5.00%, 07/01/22(b)	1,490	1,511,613
South Glens Falls Central School District, Refunding GO
Series A, (SAW), 2.00%, 07/15/34	1,160	1,132,159
Series A, (SAW), 2.00%, 07/15/35	685	662,130
Town of Oyster Bay New York, Refunding GO, Series A, (AGM), 2.00%, 03/01/35	375	352,548
Trust for Cultural Resources of The City of New York, Refunding RB, Series A, 5.00%, 08/01/23(b)	2,840	2,998,736

		136,526,000

Education — 14.4%
Albany Capital Resource Corp., Refunding RB
4.00%, 07/01/41	740	754,789
4.00%, 07/01/51	765	749,929
Series A, 5.00%, 12/01/30	250	270,823
Series A, 5.00%, 12/01/32	100	108,193
Series A, 4.00%, 12/01/34	110	114,543
Build NYC Resource Corp., RB, 4.00%, 06/15/41	415	441,382
Build NYC Resource Corp., Refunding RB
4.00%, 08/01/42	525	571,071
5.00%, 08/01/47	535	615,610
Series A, 5.00%, 06/01/43	450	482,958
Dobbs Ferry Local Development Corp., RB, 5.00%, 07/01/39	750	808,856

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (unaudited) (continued) February 28, 2022	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
Dutchess County Local Development Corp., RB
5.00%, 07/01/43	$570	$670,274
5.00%, 07/01/48	855	999,646
Dutchess County Local Development Corp., Refunding RB
5.00%, 07/01/42	985	1,136,602
4.00%, 07/01/46	1,865	2,004,799
Hempstead Town Local Development Corp., Refunding RB
5.00%, 07/01/47	1,030	1,185,134
Series A, 3.00%, 07/01/51	2,320	2,284,295
Madison County Capital Resource Corp., RB
Series B, 5.00%, 07/01/40	685	760,490
Series B, 5.00%, 07/01/43	2,480	2,744,708
Monroe County Industrial Development Corp., Refunding RB
Series A, 5.00%, 07/01/23(b)	1,240	1,305,952
Series A, 4.00%, 07/01/39	350	374,291
New York State Dormitory Authority, RB 1st Series, (AMBAC),
5.50%, 07/01/40	3,500	4,913,429
Series A, 5.00%, 07/01/46	250	298,618
Series A, 5.00%, 07/01/51	590	703,228
Series B, 5.00%, 07/01/22(b)	3,000	3,043,515
New York State Dormitory Authority, Refunding RB 5.00%, 07/01/44	1,900	2,047,803
Series A, 5.00%, 07/01/22(b)	7,180	7,286,027
Series A, 5.25%, 07/01/23(b)	11,190	11,818,173
Series A, 5.00%, 07/01/27(b)	1,540	1,807,758
Series A, 5.00%, 07/01/35	1,030	1,139,797
Series A, 4.00%, 07/01/37	510	544,432
Series A, 5.00%, 07/01/37	2,005	2,207,288
Series A, 5.00%, 07/01/43	1,520	1,682,070
Orange County Funding Corp., Refunding RB
Series A, 5.00%, 07/01/37	715	722,649
Series A, 5.00%, 07/01/42	445	449,573
Troy Capital Resource Corp., Refunding RB 4.00%, 09/01/30	190	223,926
4.00%, 09/01/31	105	123,558
4.00%, 09/01/32	160	187,179
4.00%, 09/01/33	45	52,240
4.00%, 09/01/34	75	86,350
4.00%, 09/01/35	90	103,065
4.00%, 09/01/36	125	142,651
4.00%, 09/01/40	1,320	1,493,835
Trust for Cultural Resources of The City of New York, Refunding RB
Series A, 5.00%, 07/01/37	1,775	1,920,319
Series A, 5.00%, 07/01/41	750	808,140
Yonkers Economic Development Corp., Refunding RB
Series A, 5.00%, 10/15/40	320	364,836
Series A, 5.00%, 10/15/50	540	605,107

		63,159,911

Health — 5.5%
Dutchess County Local Development Corp., RB,
Series B, 4.00%, 07/01/41	4,595	4,940,066
Dutchess County Local Development Corp., Refunding RB
Series B, 4.00%, 07/01/37	260	281,264
Series B, 4.00%, 07/01/38	275	296,737
Huntington Local Development Corp., RB, Series A, 5.25%, 07/01/56	240	258,467

Security	Par (000)	Value

Health (continued)
Monroe County Industrial Development Corp., RB
4.00%, 12/01/41	$545	$572,697
5.00%, 12/01/46	800	883,584
Series A, 5.00%, 12/01/37	1,180	1,210,593
Monroe County Industrial Development Corp., Refunding RB
3.00%, 12/01/40	1,010	949,773
4.00%, 12/01/46	2,415	2,616,744
New York State Dormitory Authority, RB
Series C, 4.25%, 05/01/39	1,000	1,004,622
Series D, 4.25%, 05/01/39	685	688,166
New York State Dormitory Authority, Refunding RB
1st Series, 5.00%, 07/01/42	2,200	2,554,704
Series A, 5.00%, 05/01/32	2,645	2,923,460
Catholic Health Services, 4.00%, 07/01/45	675	687,278
Oneida County Local Development Corp., Refunding RB, (AGM), 3.00%, 12/01/44	2,540	2,600,223
Suffolk County Economic Development Corp., RB, Series C, Catholic Health Services, 5.00%, 07/01/32	460	496,744
Westchester County Local Development Corp., Refunding RB, 5.00%, 07/01/46(e)	1,140	1,186,705

		24,151,827

Housing — 11.2%
New York City Housing Development Corp., RB, M/F Housing
4.00%, 11/01/43	640	661,049
Series A, (HUD SECT 8), 2.70%, 08/01/45	225	202,815
Series A, 2.90%, 11/01/50	2,725	2,535,286
Series B-1, 5.25%, 07/01/32	6,505	6,763,899
Series B-1, 5.00%, 07/01/33	1,375	1,422,394
Series D-1-B, 4.20%, 11/01/40	450	460,616
Series F-1, (FHA), 2.60%, 11/01/56	4,545	3,920,163
Series G-1, 3.90%, 05/01/45	450	454,284
Series H, 2.55%, 11/01/45	1,055	958,615
Series H, 2.60%, 11/01/50	1,810	1,574,177
Series I-1, (FHA), 2.55%, 11/01/45	3,180	2,839,826
Series I-1-A, 3.95%, 11/01/36	450	467,243
Series I-1-A, 4.05%, 11/01/41	450	466,332
Series J, 3.05%, 11/01/49	595	575,989
New York City Housing Development Corp., Refunding RB, Series F-1-A, 3.30%, 11/01/46	460	462,524
New York City Housing Development Corp., Refunding RB, M/F Housing
Series B-1-A, 3.65%, 11/01/49	1,040	1,049,684
Series B-1-A, 3.75%, 11/01/54	1,435	1,450,782
New York State Housing Finance Agency, RB, M/F Housing
Series B, (FHLMC SONYMA, FNMA, GNMA), 4.00%, 11/01/42.	845	874,521
Series C, (FHLMC, FNMA, GNMA), 3.38%, 11/01/49 .	170	170,523
Series D, (SONYMA), 3.80%, 11/01/49	1,700	1,737,024
Series E, (SONYMA), 3.80%, 11/01/49	945	965,581
Series H, 4.15%, 11/01/43	1,375	1,445,465
Series H, 4.20%, 11/01/48	905	943,518
Series J-1, (SONYMA HUD SECT 8), 3.00%, 11/01/61	675	606,533
Series J-1, (SONYMA HUD SECT 8), 3.10%, 05/01/66	910	825,709
Series M-1, (FHA, SONYMA), 2.65%, 11/01/54	1,635	1,419,859
Series P, 3.15%, 11/01/54	1,100	1,040,189
Series A, AMT, 4.65%, 11/15/38	1,000	1,001,213

12	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) February 28, 2022	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Housing (continued)
State of New York Mortgage Agency, RB, S/F Housing
Series 225, 2.45%, 10/01/45	$400	$363,468
Series 239, (SONYMA), 2.70%, 10/01/47	1,365	1,283,709
State of New York Mortgage Agency, Refunding RB
Series 218, AMT, 3.60%, 04/01/33	905	935,502
Series 218, AMT, 3.85%, 04/01/38	155	159,062
State of New York Mortgage Agency, Refunding RB, S/F Housing
Series 190, 3.80%, 10/01/40	1,395	1,398,494
Series 231, 2.50%, 10/01/46	3,000	2,730,861
AMT, 2.00%, 04/01/30	855	815,891
Series 194, AMT, 3.80%, 04/01/28	2,065	2,105,040
Yonkers Industrial Development Agency, RB, AMT, (SONYMA), 5.25%, 04/01/37	2,000	2,003,954

		49,091,794

Other — 1.9%
New York Liberty Development Corp., Refunding RB
2.75%, 11/15/41	2,700	2,565,200
Class 1, 4.00%, 09/15/35	885	885,875
Series-A, 3.00%, 11/15/51	4,860	4,678,114

		8,129,189

State — 12.2%
Hudson Yards Infrastructure Corp. Refunding RB, 4.00%, 02/15/44	910	1,038,288
New York City Transitional Finance Authority Building Aid Revenue, RB, (SAW), 3.00%, 07/15/49	4,500	4,460,148
New York City Transitional Finance Authority Building Aid Revenue, Refunding RB, Series S-3, Subordinate, (SAW), 4.00%, 07/15/38	5,045	5,584,270
New York State Dormitory Authority, RB
Series 2015B-C, 5.00%, 03/15/37	1,500	1,676,748
Series A, 5.00%, 03/15/41	7,125	8,215,638
Series A, 5.00%, 02/15/42	7,500	8,489,647
Series B, 5.00%, 03/15/37	3,000	3,008,838
Series B, 5.00%, 03/15/38	1,000	1,154,196
Series B, 5.00%, 03/15/39	1,465	1,691,225
Series B, 5.00%, 03/15/42	4,600	4,613,101
New York State Dormitory Authority, Refunding RB
Series A, 4.00%, 03/15/46	5,100	5,656,874
Series C, 5.00%, 03/15/38	100	118,165
Series E, 5.00%, 03/15/41	2,800	3,345,608
New York State Urban Development Corp., RB, Series C, 5.00%, 03/15/32	2,000	2,078,482
Sales Tax Asset Receivable Corp., Refunding RB, Series A, 4.00%, 10/15/24(b)	2,070	2,222,280

		53,353,508

Tobacco — 2.8%
Chautauqua Tobacco Asset Securitization Corp., Refunding RB
4.75%, 06/01/39	1,875	1,955,299
5.00%, 06/01/48	680	706,054
New York Counties Tobacco Trust VI, Refunding RB
Series A-2-B, 5.00%, 06/01/45	2,010	2,179,061
Series A-2-B, 5.00%, 06/01/51	765	827,071
Series B, 5.00%, 06/01/41	575	629,491
Niagara Tobacco Asset Securitization Corp., Refunding RB 5.25%, 05/15/34	1,495	1,604,981

Security	Par (000)	Value

Tobacco (continued)
Niagara Tobacco Asset Securitization Corp., Refunding RB (continued)
5.25%, 05/15/40	$1,500	$1,607,244
TSASC, Inc., Refunding RB, Series A, 5.00%, 06/01/35	260	292,792
Westchester Tobacco Asset Securitization Corp., Refunding RB, Sub-Series C, 4.00%, 06/01/42	2,135	2,266,796

		12,068,789

Transportation — 39.8%
Buffalo & Fort Erie Public Bridge Authority, RB
5.00%, 01/01/42	1,565	1,774,938
5.00%, 01/01/47	750	846,552
Metropolitan Transportation Authority, RB
Series A, 5.00%, 05/15/23(b)	3,000	3,144,315
Series A, 5.00%, 11/15/42	3,500	4,016,439
Series A-1, 5.25%, 11/15/23(b)	3,240	3,468,164
Series B, 5.25%, 11/15/44	1,000	1,062,950
Series E, 5.00%, 11/15/38	8,750	9,169,650
Sub-Series B-3, 5.00%, 11/15/23(b)	1,000	1,066,215
Metropolitan Transportation Authority, Refunding RB
Series A, 5.00%, 11/15/41	1,000	1,023,389
Series A, (AGM), 4.00%, 11/15/46	855	921,103
Series A1, 5.00%, 11/15/37	1,500	1,680,486
Series C-1, 4.75%, 11/15/45	1,505	1,710,141
Series C-1, 5.00%, 11/15/56	1,920	2,093,136
Series D, 5.00%, 11/15/30	885	908,380
Sub-Series B-1, 5.00%, 11/15/31	4,000	4,245,448
Sub-Series B-1, 5.00%, 11/15/51	2,360	2,661,254
Sub-Series B-2, 4.00%, 11/15/34	2,500	2,768,725
Sub-Series C-1, 5.00%, 11/15/34	1,845	2,034,288
MTA Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	5,410	5,681,544
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Class 1, 4.00%, 02/01/42	2,275	2,586,013
New York Liberty Development Corp., Refunding RB
Series 1, 4.00%, 02/15/43	2,725	2,989,039
Series 1, 2.75%, 02/15/44	2,845	2,639,563
Series1, 2.25%, 02/15/41	1,800	1,541,275
New York State Thruway Authority, RB
Series A-1, 3.00%, 03/15/48	2,250	2,250,808
Series N, 5.00%, 01/01/35	450	542,741
Series A, Junior Lien, 5.00%, 01/01/41	1,770	1,972,633
Series A, Junior Lien, 5.25%, 01/01/56	1,080	1,204,939
New York State Thruway Authority, Refunding RB
4.00%, 01/01/48	5,630	6,287,894
Series J, 5.00%, 01/01/41	5,000	5,304,585
Series K, 5.00%, 01/01/29	1,750	1,922,720
Series K, 5.00%, 01/01/31	1,000	1,097,431
Series L, 5.00%, 01/01/35	810	943,756
Series B, Subordinate, 3.00%, 01/01/53	225	215,658
Series B, Subordinate, 4.00%, 01/01/53	815	884,674
New York Transportation Development Corp., ARB
Series A, AMT, (AGM-CR), 4.00%, 07/01/41	1,250	1,287,244
Series A, AMT, 5.00%, 07/01/41	1,805	1,935,249
Series A, AMT, 5.00%, 07/01/46	1,885	2,014,104
Series A, AMT, 5.25%, 01/01/50	11,605	12,412,534
New York Transportation Development Corp., RB, AMT, 4.00%, 04/30/53	1,535	1,666,554

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (unaudited) (continued) February 28, 2022	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
New York Transportation Development Corp., Refunding RB
5.00%, 12/01/32	$1,550	$1,830,308
5.00%, 12/01/36	2,125	2,502,221
Series A, AMT, 5.00%, 12/01/29	1,250	1,452,416
Series A, Class A, AMT, 4.00%, 12/01/41	225	240,446
Series A, Class A, AMT, 4.00%, 12/01/42	225	239,482
Niagara Frontier Transportation Authority, Refunding ARB
AMT, 5.00%, 04/01/34	100	118,952
AMT, 5.00%, 04/01/35	90	106,843
AMT, 5.00%, 04/01/36	95	112,486
AMT, 5.00%, 04/01/37	110	129,952
AMT, 5.00%, 04/01/38	55	64,879
AMT, 5.00%, 04/01/39	80	94,269
Port Authority of New York & New Jersey, ARB, Consolidated, 220th Series, AMT, 4.00%, 11/01/59	4,905	5,249,208
Port Authority of New York & New Jersey, Refunding ARB
Consolidated, 183th Series, 4.00%, 06/15/44	1,500	1,549,317
Series 179, 5.00%, 12/01/38	1,390	1,470,778
Series 211th, 4.00%, 09/01/43	5,000	5,524,710
178th Series, AMT, 5.00%, 12/01/43	750	791,338
195th Series, AMT, 5.00%, 04/01/36	1,400	1,590,021
Consolidated, 177th Series, AMT, 4.00%, 01/15/43	285	288,582
Consolidated, 206th Series, AMT, 5.00%, 11/15/42	2,375	2,721,360
Series 178th, AMT, 5.00%, 12/01/33	1,000	1,057,762
Series 223, AMT, 4.00%, 07/15/40	2,825	3,146,369
Triborough Bridge & Tunnel Authority, RB
Series A, 4.00%, 11/15/54	950	1,059,666
Series B, 5.00%, 11/15/40	940	1,056,737
Series B, 5.00%, 11/15/45	820	915,208
Series C-1A, Senior Lien, 5.00%, 05/15/51	2,275	2,804,042
Triborough Bridge & Tunnel Authority, Refunding RB
4.00%, 05/15/51	7,590	8,548,139
Series A, 5.00%, 11/15/36	1,000	1,026,042
Series A, 5.00%, 11/15/41	5,000	5,646,795
Series A, 5.25%, 11/15/45	1,280	1,426,954
Series A, 5.00%, 11/15/50	3,000	3,298,098
Series B, 5.00%, 11/15/38	8,225	9,546,971
Series C, 5.00%, 11/15/37	870	1,050,231
Triborough Bridge & Tunnel Authority, Refunding RB, CAB, Series B, 0.00%, 11/15/32(c)	7,670	5,980,752

		174,617,865

Utilities — 16.5%
Long Island Power Authority, RB 5.00%, 09/01/35	1,000	1,196,744
5.00%, 09/01/36	825	967,249
5.00%, 09/01/37	3,175	3,792,572
5.00%, 09/01/42	280	325,707
5.00%, 09/01/47	905	1,049,102
Long Island Power Authority, Refunding RB
Series B, 5.00%, 09/01/41	475	541,651
Series B, 5.00%, 09/01/46	660	749,313
New York City Water & Sewer System, RB
Series DD-1, 4.00%, 06/15/49.	1,135	1,246,703
Series DD-1, 3.00%, 06/15/50	795	803,211
Series CC-1, Subordinate, 3.00%, 06/15/51	2,270	2,297,258
Series CC-1, Subordinate, 4.00%, 06/15/51	4,545	5,124,324

Security	Par (000)	Value

Utilities (continued)
New York City Water & Sewer System, Refunding RB
Series DD, 5.25%, 06/15/47	$3,850	$4,452,506
Series EE, 5.00%, 06/15/40	4,290	5,032,410
Series FF, 5.00%, 06/15/40	2,000	2,356,652
Series HH, 5.00%, 06/15/39	2,250	2,498,960
Sub-Series AA-1, 3.00%, 06/15/50	1,370	1,390,969
New York State Environmental Facilities Corp., RB
Series B, 5.00%, 09/15/40	3,170	3,503,487
Series B, Subordinate, 5.00%, 06/15/48	1,120	1,332,140
New York State Environmental Facilities Corp., Refunding RB
Series A, 5.00%, 06/15/40	1,545	1,720,273
Series A, 5.00%, 06/15/45	7,935	8,826,045
Series A, Subordinate, 4.00%, 06/15/46	1,000	1,092,905
Suffolk County Water Authority RB, Series B, 3.00%, 06/01/45	4,500	4,614,701
Utility Debt Securitization Authority, Refunding RB,
Series TE, Restructured, 5.00%, 12/15/41	15,490	16,430,878
Western Nassau County Water Authority, RB, Series A, 5.00%, 04/01/25(b)	1,065	1,185,583

		72,531,343

Total Municipal Bonds in New York		613,035,078

Puerto Rico — 5.0%

State — 5.0%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	783	863,211
Series A-1, Restructured, 5.00%, 07/01/58	5,368	5,988,954
Series A-2, Restructured, 4.33%, 07/01/40	10,319	11,323,018
Series A-2, Restructured, 4.78%, 07/01/58	390	430,277
Series B-1, Restructured, 4.75%, 07/01/53	620	683,588
Series B-2, Restructured, 4.78%, 07/01/58	601	662,727
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	6,358	2,067,590

Total Municipal Bonds in Puerto Rico		22,019,365

Total Municipal Bonds — 144.9% (Cost: $608,684,626)		635,671,955

Municipal Bonds Transferred to Tender Option Bond Trusts(f)

New York — 19.8%

County/City/Special District/School District — 1.2%
City of New York, GO, Sub-Series I-1, 5.00%, 03/01/36	2,500	2,675,436
New York Liberty Development Corp., Refunding RB, Class 1, 5.00%, 09/15/40	2,610	2,613,518

		5,288,954

Education — 1.7%
Monroe County Industrial Development Corp., Refunding RB, 4.00%, 07/01/50	4,888	5,424,507
Trust for Cultural Resources of The City of New York, Refunding RB, Series A, 5.00%, 08/01/23(b)	1,981	2,091,984

		7,516,491

Housing — 3.6%
New York City Housing Development Corp., RB, M/F Housing, Series C-1A, 4.00%, 11/01/53	2,267	2,308,306
New York City Housing Development Corp., Refunding RB, Series A, 4.25%, 11/01/43	3,630	3,849,163

14	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) February 28, 2022	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Housing (continued)
New York City Housing Development Corp., Refunding RB, M/F Housing, Series B-1-A, 3.85%, 05/01/58	$2,175	$2,204,625
New York State Housing Finance Agency, RB, M/F Housing, Series I, 4.05%, 11/01/48	4,543	4,695,408
New York State Housing Finance Agency, Refunding RB, Series C, 3.85%, 11/01/39	2,002	2,103,898
State of New York Mortgage Agency, Refunding RB, S/F Housing, Series 192, 3.80%, 10/01/31	360	364,798

		15,526,198

State — 5.0%
New York State Dormitory Authority, RB, Series A, 5.00%, 03/15/32	2,000	2,377,971
New York State Dormitory Authority, Refunding RB, Series A, 5.00%, 03/15/40(g)	2,950	3,486,533
New York State Urban Development Corp., Refunding RB, Series A, 5.00%, 03/15/45	1,471	1,627,491
Sales Tax Asset Receivable Corp., Refunding RB(b)
Series A, 4.00%, 10/15/24	6,000	6,441,393
Series A, 5.00%, 10/15/24	7,380	8,102,436

		22,035,824

Transportation — 5.2%
New York State Thruway Authority, Refunding RB, Subordinate, Series B, 4.00%, 01/01/45(g)	4,948	5,393,078
Port Authority of New York & New Jersey, ARB, AMT, Series 221, 4.00%, 07/15/60	2,325	2,499,766
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	3,405	3,809,773
Triborough Bridge & Tunnel Authority, Refunding RB, Series A, 5.00%, 11/15/46.	10,000	11,277,265

		22,979,882

Utilities — 3.1%
New York City Water & Sewer System, Refunding RB, 5.00%, 06/15/38(g)	1,151	1,338,310
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	5,446	6,005,191
Utility Debt Securitization Authority, Refunding RB
Series A, Restructured, 5.00%, 12/15/35	3,000	3,407,723
Series B, 4.00%, 12/15/35	2,600	2,837,257

		13,588,481

Total Municipal Bonds in New York		86,935,830

Total Municipal Bonds Transferred to Tender Option Bond
Trusts — 19.8% (Cost: $83,878,704)		86,935,830

Total Long-Term Investments — 164.7% (Cost: $692,563,330)		722,607,785

Security	Shares	Value

Short-Term Securities

Money Market Funds — 1.1%
BlackRock Liquidity Funds New York Money Fund Portfolio, 0.01%(h)(i)	4,654,462	$4,654,462

Total Short-Term Securities — 1.1% (Cost: $4,654,462)		4,654,462

Total Investments — 165.8% (Cost: $697,217,792)		727,262,247

Other Assets Less Liabilities — 0.6%		2,371,466

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (10.9)%.		(47,743,492)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (55.5)%		(243,303,331)

Net Assets Applicable to Common Shares — 100.0%		$438,586,890

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)	When-issued security.
(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between June 15, 2025 to January 1, 2028, is $6,046,661. See Note 4 of the Notes to Financial Statements for details.

(h)	Affiliate of the Trust.
(i)	Annualized 7-day yield as of period end.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (unaudited) (continued) February 28, 2022	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the six months ended February 28, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 02/28/22	Shares Held at 02/28/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds New York Money Fund Portfolio	$4,480,163	$174,299	(a)	$—	$—	$—	$4,654,462	4,654,462	$195	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts 10-Year U.S. Treasury Note	80	06/21/22	$10,196	$(85,130)
U.S. Long Bond	55	06/21/22	8,637	(143,328)
5-Year U.S. Treasury Note	123	06/30/22	14,547	(101,863)

				$(330,321)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$330,321	$—	$330,321

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended February 28, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$2,062,921	$—	$2,062,921

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(191,414)	$—	$(191,414)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$54,398,161

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

16	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) February 28, 2022	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$635,671,955	$—	$635,671,955
Municipal Bonds Transferred to Tender Option Bond Trusts.	—	86,935,830	—	86,935,830
Short-Term Securities
Money Market Funds	4,654,462	—	—	4,654,462

	$4,654,462	$722,607,785	$—	$727,262,247

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts.	$(330,321)	$—	$—	$(330,321)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(47,726,061)	$—	$(47,726,061)
VRDP Shares at Liquidation Value	—	(243,600,000)	—	(243,600,000)

	$—	$(291,326,061)	$—	$(291,326,061)

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (unaudited) February 28, 2022	BlackRock Virginia Municipal Bond Trust (BHV) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

California — 3.8%

Tobacco — 3.8%
California County Tobacco Securitization Agency RB, 0.00%, 06/01/55(a)	$4,680	$383,217
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1, 5.00%, 06/01/22(b)	500	505,562

Total Municipal Bonds in California		888,779

District of Columbia — 2.3%

Tobacco — 2.3%
District of Columbia Tobacco Settlement Financing Corp., RB, CAB, Series C, 0.00%, 06/15/55(a)	6,000	544,107

Puerto Rico — 7.4%

State — 5.7%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	127	140,010
Series A-1, Restructured, 5.00%, 07/01/58	578	644,861
Series A-2, Restructured, 4.33%, 07/01/40	391	429,044
Series A-2, Restructured, 4.78%, 07/01/58	129	142,322

		1,356,237

Tobacco — 0.6%
Children’s Trust Fund, Refunding RB, 5.63%, 05/15/43	140	142,583

Utilities — 1.1%
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB
Series A, Senior Lien, 5.00%, 07/01/33	200	202,821
Series A, Senior Lien, 5.13%, 07/01/37	55	55,788

		258,609

Total Municipal Bonds in Puerto Rico.		1,757,429

Virginia — 114.8%

Corporate — 0.9%
Virginia Small Business Financing Authority, RB, AMT, 5.00%, 01/01/48(c)(d)	200	206,964

County/City/Special District/School District — 11.3%
Arlington County GO, 5.00%, 06/15/31	500	644,251
City of Norfolk Virginia, GO, (ST AID WTHHLDG), 5.00%, 08/01/28(b)	500	604,880
City of Norfolk Virginia, Refunding GO, Series A, (SAW), 5.00%, 08/01/23(b)	500	527,826
Fairfax County Economic Development Authority, RB, 5.00%, 04/01/36	775	898,809

		2,675,766

Education — 13.5%
Salem Economic Development Authority, Refunding RB, 4.00%, 04/01/45	250	273,102
Virginia College Building Authority, Refunding RB
(NPFGC), 5.25%, 01/01/26	410	449,041
(NPFGC), 5.25%, 01/01/31	1,000	1,232,671
Series A, 3.00%, 01/15/51	750	721,513
Virginia Small Business Financing Authority, Refunding RB, 4.00%, 10/01/38	500	524,343

		3,200,670

Security	Par (000)	Value

Health — 33.5%
Chesapeake Hospital Authority, Refunding RB, 4.00%, 07/01/43	$680	$738,637
Danville Industrial Development Authority, Refunding RB, (AMBAC), 5.25%, 10/01/28(e)	585	635,363
Fairfax County Economic Development Authority, RB, Series A, 5.00%, 12/01/23(b)	500	533,648
Fairfax County Industrial Development Authority, RB, Series A, 5.00%, 05/15/44	450	483,808
Henrico County Economic Development Authority, Refunding RB
4.25%, 06/01/26	145	145,739
4.00%, 10/01/50	250	268,578
James City County Economic Development Authority, Refunding RB, Series A, 4.00%, 12/01/50	250	261,355
Lexington Industrial Development Authority, Refunding RB, Series A, 5.00%, 01/01/42	690	722,989
Lynchburg Economic Development Authority, Refunding RB, 4.00%, 01/01/55	250	276,161
Norfolk Redevelopment & Housing Authority, RB, Series B, 4.00%, 01/01/25	200	200,362
Prince William County Industrial Development Authority, Refunding RB, Series B, 4.00%, 11/01/22(b)	500	510,803
Roanoke Economic Development Authority, Refunding RB, 5.00%, 07/01/30	795	805,348
Virginia Beach Development Authority, Refunding RB, 4.00%, 09/01/48	250	258,767
Virginia Small Business Financing Authority, Refunding RB, 4.00%, 12/01/49	500	554,800
Winchester Economic Development Authority, Refunding RB
5.00%, 01/01/44	1,000	1,123,874
Series A, 5.00%, 01/01/24(b)	400	428,046

		7,948,278

Housing — 9.0%
Virginia Housing Development Authority, RB, M/F Housing
Series B, 4.00%, 06/01/53	625	648,191
Series D, 3.90%, 10/01/48	985	1,022,066
Series E, 2.50%, 12/01/22	220	220,224
Series F, 5.25%, 10/01/38	250	258,270

		2,148,751

State — 15.5%
Ballston Quarter Community Development Authority, TA, Series A, 5.38%, 03/01/36	250	221,341
Cherry Hill Community Development Authority, SAB, 5.40%, 03/01/45(d)	250	259,402
Dulles Town Center Community Development Authority, Refunding SAB, 4.25%, 03/01/26	500	500,312
Lower Magnolia Green Community Development Authority, SAB, 5.00%, 03/01/35(d)	245	254,447
Virginia College Building Authority, RB, 4.00%, 02/01/38	1,000	1,138,375
Virginia Commonwealth Transportation Board I-81 Regional Fuels Tax RB, 4.00%, 05/15/46	500	568,190
Virginia Public Building Authority, ARB, Series A, 5.00%, 08/01/35	150	186,566
Virginia Public Building Authority, Refunding RB, Series A, 4.00%, 08/01/31	500	560,831

		3,689,464

18	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) February 28, 2022	BlackRock Virginia Municipal Bond Trust (BHV) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Tobacco — 6.3%
Tobacco Settlement Financing Corp., Refunding RB
Series B-1, 5.00%, 06/01/47	$985	$992,170
Series B-2, Convertible, 5.20%, 06/01/46	500	500,414

		1,492,584

Transportation — 13.7%
Richmond Metropolitan Transportation Authority/The Expressway System Revenue, Refunding RB, (NPFGC), 5.25%, 07/15/22	110	111,861
Virginia Small Business Financing Authority, RB, AMT, 5.00%, 12/31/52	500	576,665
Virginia Small Business Financing Authority, Refunding RB
AMT, Senior Lien, 6.00%, 01/01/37	820	832,334
AMT, Senior Lien, 4.00%, 01/01/48	1,600	1,736,370

		3,257,230

Utilities — 11.1%
City of Richmond Virginia Public Utility Revenue, RB
Series A, 3.00%, 01/15/45	500	510,158
Series A, 4.00%, 01/15/50	500	555,185
County of Henrico Virginia Water & Sewer Revenue, Refunding RB, 5.00%, 05/01/26(b)	1,065	1,218,212
Fairfax County Water Authority, Refunding RB, 5.00%, 04/01/44	300	348,920

		2,632,475

Total Municipal Bonds in Virginia		27,252,182

Total Municipal Bonds — 128.3% (Cost: $29,207,820)		30,442,497

Municipal Bonds Transferred to Tender Option Bond Trusts(f)

District of Columbia — 7.4%

Transportation — 7.4%
Washington Metropolitan Area Transit Authority, RB, Series B, 5.00%, 07/01/42	1,503	1,750,371

Total Municipal Bonds in District of Columbia		1,750,371

Virginia — 30.7%

Transportation — 30.7%
Fairfax County Economic Development Authority, RB, 5.00%, 04/01/47(g)	2,000	2,301,574
Hampton Roads Transportation Accountability Commission, RB, Senior Lien, Series A, 5.00%, 07/01/48	4,308	5,001,256

Total Municipal Bonds in Virginia		7,302,830

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 38.1% (Cost: $8,552,054)		9,053,201

Total Long-Term Investments — 166.4% (Cost: $37,759,874)		39,495,698

Security	Shares	Value

Short-Term Securities

Money Market Funds — 1.7%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(h)(i)	411,664	$411,664

Total Short-Term Securities — 1.7% (Cost: $411,664)		411,664

Total Investments — 168.1% (Cost: $38,171,538)		39,907,362

Other Assets Less Liabilities — 1.1%		258,701

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (20.5)%		(4,877,518)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (48.7)%		(11,549,565)

Net Assets Applicable to Common Shares — 100.0%		$23,738,980

(a)	Zero-coupon bond.
(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expires on October 1, 2024, is $1,051,389. See Note 4 of the Notes to Financial Statements for details.

(h)	Affiliate of the Trust.
(i)	Annualized 7-day yield as of period end.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (unaudited) (continued) February 28, 2022	BlackRock Virginia Municipal Bond Trust (BHV)

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the six months ended February 28, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 02/28/22	Shares Held at 02/28/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$929,315	$—	$(517,461	)(a)	$(190)	$—	$411,664	411,664	$48	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Categorized by Risk Exposure

For the period ended February 28, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$49,096	$—	$49,096

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$156	$—	$156

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short.	$939,043

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$30,442,497	$—	$30,442,497
Municipal Bonds Transferred to Tender Option Bond Trusts	—	9,053,201	—	9,053,201
Short-Term Securities
Money Market Funds	411,664	—	—	411,664

	$411,664	$39,495,698	$—	$39,907,362

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(4,876,042)	$—	$(4,876,042)
VRDP Shares at Liquidation Value	—	(11,600,000)	—	(11,600,000)

	$—	$(16,476,042)	$—	$(16,476,042)

See notes to financial statements.

20	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (unaudited)

February 28, 2022

	MHN	BHV

ASSETS
Investments, at value — unaffiliated(a)	$722,607,785	$39,495,698
Investments, at value — affiliated(b)	4,654,462	411,664
Cash	55,766	—
Cash pledged for futures contracts	455,000	—
Receivables:
Dividends — affiliated	27	2
Interest — unaffiliated	7,653,563	375,569
Prepaid expenses	31,558	11,685

Total assets	735,458,161	40,294,618

ACCRUED LIABILITIES
Payables:
Investments purchased	3,102,037	—
Accounting services fees	36,436	4,248
Custodian fees	2,572	236
Income dividend distributions — Common Shares	1,696,695	73,304
Interest expense and fees	17,431	1,476
Investment advisory fees	312,629	16,076
Trustees’ and Officer’s fees	236,800	10,949
Other accrued expenses	11,893	5,431
Professional fees	39,700	14,296
Transfer agent fees	12,933	4,015
Variation margin on futures contracts	372,753	—

Total accrued liabilities	5,841,879	130,031

OTHER LIABILITIES
TOB Trust Certificates	47,726,061	4,876,042
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	243,303,331	11,549,565

Total other liabilities	291,029,392	16,425,607

Total liabilities	296,871,271	16,555,638

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$438,586,890	$23,738,980

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$432,601,346	$22,947,667
Accumulated earnings	5,985,544	791,313

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$438,586,890	$23,738,980

Net asset value per Common Share	$14.09	$14.73

(a) Investments, at cost — unaffiliated	$692,563,330	$37,759,874
(b) Investments, at cost — affiliated	$4,654,462	$411,664
(c) Preferred Shares outstanding	2,436	116
(d) Preferred Shares authorized	14,956	Unlimited
(e) Par value per Preferred Share	$0.10	$0.001
(f) Common Shares outstanding	31,132,023	1,611,074
(g) Common Shares authorized	199,985,044	Unlimited
(h) Par value per Common Share	$0.10	$0.001

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	21

Statements of Operations  (unaudited)

Six Months Ended February 28, 2022

	MHN	BHV

INVESTMENT INCOME
Dividends — affiliated	$195	$48
Interest — unaffiliated	12,367,011	687,106

Total investment income	12,367,206	687,154

EXPENSES
Investment advisory	2,072,522	132,937
Accounting services	54,548	6,305
Professional	43,821	15,752
Rating agency	26,585	24,286
Transfer agent	14,915	7,790
Liquidity fees	12,303	—
Remarketing fees on Preferred Shares	12,080	—
Registration	5,300	4,174
Custodian	4,673	473
Trustees and Officer	—	161
Miscellaneous	9,691	9,765

Total expenses excluding interest expense, fees and amortization of offering costs	2,256,438	201,643
Interest expense, fees and amortization of offering costs(a)	1,279,621	80,337

Total expenses	3,536,059	281,980
Less:
Fees waived and/or reimbursed by the Manager	(138,058)	(26,667)

Total expenses after fees waived and/or reimbursed	3,398,001	255,313

Net investment income	8,969,205	431,841

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(711,707)	(28,765)
Investments — affiliated	—	(190)
Futures contracts	2,062,921	49,096

	1,351,214	20,141

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(34,750,757)	(1,615,359)
Futures contracts	(191,414)	156

	(34,942,171)	(1,615,203)

Net realized and unrealized loss	(33,590,957)	(1,595,062)

NET DECREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS.	$(24,621,752)	$(1,163,221)

(a)	Related to TOB Trusts and/or VRDP Shares.

See notes to financial statements.

22	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	MHN		BHV
	Six Months Ended 02/28/22 (unaudited)	Year Ended 08/31/21	Six Months Ended 02/28/22 (unaudited)	Year Ended 08/31/21

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income.	$8,969,205	$19,618,863	$431,841	$874,511
Net realized gain (loss)	1,351,214	(134,878)	20,141	42,848
Net change in unrealized appreciation (depreciation)	(34,942,171)	9,667,306	(1,615,203)	526,647

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(24,621,752)	29,151,291	(1,163,221)	1,444,006

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders.	(10,180,171)	(20,266,947)	(439,773)	(878,735)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—	—	16,430	32,475

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	(34,801,923)	8,884,344	(1,586,564)	597,746
Beginning of period	473,388,813	464,504,469	25,325,544	24,727,798

End of period	$438,586,890	$473,388,813	$23,738,980	$25,325,544

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	23

Statements of Cash Flows  (unaudited)

Six Months Ended February 28, 2022

	MHN	BHV

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(24,621,752)	$(1,163,221)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities
Proceeds from sales of long-term investments	66,397,727	2,227,655
Purchases of long-term investments	(61,143,856)	(2,934,170)
Net proceeds from sales (purchases) of short-term securities	(174,299)	517,461
Amortization of premium and accretion of discount on investments and other fees	2,454,027	130,359
Net realized loss on investments	711,707	28,955
Net unrealized depreciation on investments	34,750,757	1,615,359
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	11	3
Interest — unaffiliated	288,860	418
Variation margin on futures contracts	41,630	90
Prepaid expenses	(5,421)	18,793
Increase (Decrease) in Liabilities
Payables
Accounting services fees	(76,252)	(8,535)
Custodian fees	(5,571)	(688)
Interest expense and fees	3,003	585
Investment advisory fees	(49,900)	(2,404)
Trustees’ and Officer’s fees	(85,238)	(1,128)
Other accrued expenses	(5,687)	(1,113)
Professional fees	(16,783)	(6,930)
Transfer agent fees	2,186	(737)
Variation margin on futures contracts	372,753	(251)

Net cash provided by operating activities	18,837,902	420,501

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(10,180,171)	(423,300)
Repayments of TOB Trust Certificates	(10,289,552)	—
Repayments of Loan for TOB Trust Certificates	(1,639,836)	—
Proceeds from TOB Trust Certificates	1,639,836	—
Proceeds from Loan for TOB Trust Certificates	1,639,836	—
Amortization of deferred offering costs	8,751	2,799

Net cash used for financing activities	(18,821,136)	(420,501)

CASH
Net increase in restricted and unrestricted cash	16,766	—
Restricted and unrestricted cash at beginning of period	494,000	—

Restricted and unrestricted cash at end of period	$510,766	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$1,267,867	$76,953

NON-CASH FINANCING ACTIVITIES
Reinvestment of common distributions	$—	$16,430

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$55,766	$—
Cash pledged
Futures contracts	455,000	—

	$510,766	$—

See notes to financial statements.

24	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	MHN
	Six Months Ended 02/28/22		Year Ended August 31,
	(unaudited)		2021	2020	2019	2018	2017

Net asset value, beginning of period	$15.21		$14.92	$15.31	$14.27	$14.93	$15.69

Net investment income(a)	0.29		0.63	0.60	0.55	0.60	0.69
Net realized and unrealized gain (loss)		(1.08)	0.31	(0.43)	1.02	(0.64)	(0.75)

Net increase (decrease) from investment operations		(0.79)	0.94	0.17	1.57	(0.04)	(0.06)

Distributions to Common Shareholders from net investment income(b)		(0.33)	(0.65)	(0.56)	(0.53)	(0.62)	(0.70)

Net asset value, end of period	$14.09		$15.21	$14.92	$15.31	$14.27	$14.93

Market price, end of period	$12.94		$14.74	$13.79	$13.74	$12.35	$14.36

Total Return Applicable to Common Shareholders(c)
Based on net asset value.	(5.18	)%(d)	6.70%	1.54%	11.88%	0.22%	0.04%

Based on market price	(10.14	)%(d)	11.88%	4.57%	16.02%	(9.82)%	0.37%

Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	1.55	%(f)	1.57%	2.15%	2.62%	2.45%	2.13%

Total expenses after fees waived and/or reimbursed	1.49	%(f)	1.51%	2.09%	2.55%	2.36%	2.05%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(g)(h)	0.93	%(f)	0.95%	0.94%	0.94%	0.94%	0.96%

Net investment income to Common Shareholders	3.92	%(f)	4.17%	4.03%	3.82%	4.15%	4.65%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$438,587		$473,389	$464,504	$476,549	$444,369	$464,818

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$243,600		$243,600	$243,600	$243,600	$243,600	$243,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$280,044		$294,330	$290,683	$295,628	$282,417	$290,812

Borrowings outstanding, end of period (000)	$47,726		$56,376	$63,384	$55,899	$64,262	$70,007

Portfolio turnover rate		8%	14%	10%	23%	15%	17%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(h)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Six Months Ended 02/28/22 (unaudited)	Year Ended August 31,
		2021	2020	2019	2018	2017
Expense ratios	0.92%	0.94%	0.93%	0.93%	0.94%	0.95%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	25

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BHV
	Six Months Ended 02/28/22		Year Ended August 31,
	(unaudited)		2021	2020	2019	2018	2017

Net asset value, beginning of period.	$15.73		$15.38	$15.64	$14.97	$15.75	$16.56

Net investment income(a)	0.27		0.54	0.55	0.58	0.69	0.78
Net realized and unrealized gain (loss)		(1.00)	0.36	(0.26)	0.74	(0.69)	(0.83)

Net increase (decrease) from investment operations		(0.73)	0.90	0.29	1.32	—	(0.05)

Distributions to Common Shareholders from net investment income(b)		(0.27)	(0.55)	(0.55)	(0.65)	(0.78)	(0.76)

Net asset value, end of period	$14.73		$15.73	$15.38	$15.64	$14.97	$15.75

Market price, end of period	$18.11		$18.75	$16.09	$16.54	$16.56	$18.68

Total Return Applicable to Common Shareholders(c)
Based on net asset value.	(4.88	)%(d)	5.76%	1.87%	8.94%	(0.20)%	(0.44)%

Based on market price	(1.89	)%(d)	20.50%	0.77%	4.15%	(6.91)%	2.17%

Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	2.30	%(f)	2.28%	2.86%	3.37%	2.94%	2.46%

Total expenses after fees waived and/or reimbursed	2.08	%(f)	2.06%	2.64%	3.15%	2.72%	2.25%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(g)(h)	1.42	%(f)	1.43%	1.69%	1.82%	1.70%	1.61%

Net investment income to Common Shareholders	3.52	%(f)	3.49%	3.63%	3.88%	4.51%	4.95%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$23,739		$25,326	$24,728	$25,119	$24,006	$25,216

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$11,600		$11,600	$11,600	$11,600	$11,600	$11,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$304,646		$318,324	$313,171	$316,539	$306,947	$317,375

Borrowings outstanding, end of period (000)	$4,876		$4,876	$4,876	$5,396	$5,396	$4,360

Portfolio turnover rate		6%	10%	28%	17%	26%	10%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(h)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Six Months Ended 02/28/22 (unaudited)	Year Ended August 31,
		2021	2020	2019	2018	2017
Expense ratios	1.42%	1.43%	1.40%	1.42%	1.32%	1.22%

See notes to financial statements.

26	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock MuniHoldings New York Quality Fund, Inc.	MHN	Maryland	Non-diversified
BlackRock Virginia Municipal Bond Trust	BHV	Delaware	Non-diversified

The Boards of Directors and Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end non-index fixed-income funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investments or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Board, the trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

N O T E S T O F I N A N C I A L S T A T E M E N T S	27

Notes to Financial Statements  (unaudited) (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Trust’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Trust is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Trust determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments, When-Issued and Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date.

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Notes to Financial Statements  (unaudited) (continued)

Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain Trusts leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third-party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Trusts) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

Trust Name	Interest Expense	Liquidity Fees	Other Expenses	Total
MHN	$25,492	$100,838	$37,128	$163,458
BHV	2,982	10,200	3,397	16,579

For the six months ended February 28, 2022, the following table is a summary of each Trust’s TOB Trusts:

Trust Name	Underlying Municipal Bonds Transferred to TOB Trusts(a)	Liability for TOB Trust Certificates(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
MHN	$86,935,830	$47,726,061	0.23% — 0.28%	$49,818,445	0.66%
BHV	9,053,201	4,876,042	0.23 — 0.26	4,876,042	0.69

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Trusts, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Trusts, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts in the Schedules of Investments.

N O T E S T O F I N A N C I A L S T A T E M E N T S	29

Notes to Financial Statements  (unaudited) (continued)

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Trust invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a Trust invests in a TOB Trust on a recourse basis, a Trust enters into a reimbursement agreement with the Liquidity Provider where a Trust is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a Trust invests in a recourse TOB Trust, a Trust will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Trust at February 28, 2022, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a fund at February 28, 2022.

For the six months ended February 28, 2022, the following table is a summary of each Trust’s Loan for TOB Trust Certificates:

Trust Name	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
MHN	$—	—%	$63,419	0.78%

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, MHN pays the Manager a monthly fee at an annual rate equal to a percentage of the Trust’s average daily net assets. For such services, BHV pays the Manager a monthly fee at an annual rate equal to a percentage of the Trust’s average weekly managed assets. The Trusts pay their respective fees based on the following annual rates:

Trust Name	Investment Advisory Fees
MHN	0.55%
BHV	0.65

For purposes of calculating these fees, “net assets” mean the total assets of the Trust minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Trust’s NAV. For purposes of calculating these fees, “managed assets” are determined as total assets of the Trust (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

Expense Limitations, Waivers and Reimbursements: With respect to BHV, the Manager voluntarily agreed to waive a portion of its investment advisory fees as a percentage of the Trust’s average weekly managed assets as follows:

BHV
Waiver	0.13%

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Notes to Financial Statements  (unaudited) (continued)

This voluntary waiver may be reduced or discontinued at any time. For the six months ended February 28, 2022, the investment advisory fees waived, which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations, were as follows:

Trust Name	Fees Waived and/or Reimbursed by the Manager
BHV	$26,588

With respect to each Trust, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Trust. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended February 28, 2022, the amounts waived were as follows:

Trust Name	Fees Waived and/or Reimbursed by the Manager
BHV	$79

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. For the six months ended February 28, 2022, there were no fees waived by the Manager pursuant to this arrangement.

The Manager, for MHN, voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOB Trusts that exceed 35% of total assets minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). The voluntary waiver may be reduced or discontinued at any time without notice. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended February 28, 2022 the waiver was $138,058.

Trustees and Officers: Certain trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the six months ended February 28, 2022, purchases and sales of investments, excluding short-term investments, were as follows:

Trust Name	Purchases	Sales
MHN	$57,738,695	$66,397,727
BHV	2,934,170	2,227,655

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of February 28, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

As of August 31, 2021, the Trusts had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

Trust Name	Non-Expiring
MHN	$25,081,725
BHV	995,702

As of February 28, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Trust Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MHN	$649,235,485	$37,612,893	$(7,642,513)	$29,970,380
BHV.	33,268,893	2,024,789	(262,362)	1,762,427

N O T E S T O F I N A N C I A L S T A T E M E N T S	31

Notes to Financial Statements  (unaudited) (continued)

9.	PRINCIPAL RISKS

In the normal course of business, the Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trusts and their investments.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

A Trust structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Trusts’ investments in the TOB Trusts may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.

The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Trusts’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Trusts, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Each Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Trust may not be able to readily dispose of such investments at prices that approximate those at which a Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, a Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Trust’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights

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Notes to Financial Statements  (unaudited) (continued)

may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Trust’s portfolio are disclosed in its Schedule of Investments.

The Trusts invest a substantial amount of their assets in issuers located in a single state or limited number of states. When a Trust concentrates its investments in this manner, it assumes the risk that economic, regulatory, political or social conditions affecting that state or group of states could have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

The Trusts invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Trust concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Trust and could affect the income from, or the value or liquidity of, the Trust’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

Certain Trusts invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

The Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Trusts may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Trusts is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

MHN is authorized to issue 200 million shares, all of which were initially classified as Common Shares. BHV is authorized to issue an unlimited number of Shares, all of which were initially classified as Common Shares. The par value for MHN’s Common Shares is $0.10 and for BHV’s Common Shares is $0.001. The par value for MHN’s Preferred Shares outstanding is $0.10 and for BHV’s Preferred Shares is $0.001. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Common Shares

For the six months shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Trust Name	Six Months Ended 02/28/22	Year Ended 08/31/21
BHV	937	2,026

For the six months ended February 28, 2022 and the year ended August 31, 2021, shares issued and outstanding remained constant for MHN.

The Trusts participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2020 through November 30, 2021, each Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2020, subject to certain conditions. From December 1, 2021 through November 30, 2022, each Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2021, subject to certain conditions. There is no assurance that the Trusts will purchase shares in any particular amounts. For the six months ended February 28, 2022, the Trusts did not repurchase any shares.

Preferred Shares

A Trust’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of the Trust. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Trust fails to maintain asset coverage of at least 200% of the liquidation preference of the Trust’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Trust is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Trust fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

N O T E S T O F I N A N C I A L S T A T E M E N T S	33

Notes to Financial Statements  (unaudited) (continued)

Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

Each Trust (for purposes of this section, a “VRDP Trust”) have issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and may be subject to a special rate period. As of period end, the VRDP Shares outstanding were as follows:

Trust Name	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MHN	06/30/11	2,436	$243,600,000	07/01/41
BHV	06/14/12	116	11,600,000	07/01/42

Redemption Terms: A VRDP Trust is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, a VRDP Trust is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, a VRDP Trust is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of a VRDP Trust. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: VRDP Shares are subject to a fee agreement between the VRDP Trust and the liquidity provider that requires a per annum liquidity fee and, in some cases, an upfront or initial commitment fee, payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations. As of period end, the fee agreement is set to expire, unless renewed or terminated in advance, as follows:

	MHN	BHV
Expiration date	04/30/23	07/09/22

The VRDP Shares are also subject to a purchase agreement in connection with the liquidity feature. In the event a purchase agreement is not renewed or is terminated in advance, and the VRDP Shares do not become subject to a purchase agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the purchase agreement. In the event of such mandatory purchase, a VRDP Trust is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Trust is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance that a VRDP Trust will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: A VRDP Trust may incur remarketing fees on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), a VRDP Trust may incur nominal or no remarketing fees.

Ratings: As of period end, the VRDP Shares were assigned the following ratings:

Trust Name	Moody’s Investors Service, Inc. Long-Term Ratings	Fitch Ratings, Inc. Long-Term Ratings
MHN	Aa2	AA
BHV	Aa2	AA

Special Rate Period: A VRDP Trust has commenced a “special rate period” with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. During a special rate period, short-term ratings on VRDP Shares are withdrawn. As of period end, the following VRDP Trusts have commenced/are set to commence a special rate period:

Trust Name	Commencement Date	Expiration Date as of Period Ended 02/28/22
MHN	04/17/14	04/15/2023
BHV	06/25/20	06/25/2022

Prior to the expiration date, the VRDP Trust and the VRDP Shares holder may mutually agree to extend the special rate period. If a special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period: (i) the liquidity and fee agreements remain in effect, (ii) VRDP Shares remain subject to mandatory redemption by the VRDP Trust on the maturity date, (iii) VRDP Shares will not be remarketed or subject to optional or mandatory tender events, (iv) the VRDP Trust is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period, (v) the VRDP

34	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

Trust will pay dividends monthly based on the sum of an agreed upon reference rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares and (vi) the VRDP Trust will pay nominal or no fees to the liquidity provider and remarketing agent.

Dividends: Except during the Special Rate Period as described above, dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.

	MHN	BHV
Dividend rates	0.92%	1.06%

For the six months ended February 28, 2022, VRDP Shares issued and outstanding of each VRDP Trust remained constant.

Offering Costs: The Trusts incurred costs in connection with the issuance of VRDP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP Shares with the exception of any upfront fees paid by a VRDP Trust to the liquidity provider which, if any, were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

Trust Name	Dividends Accrued	Deferred Offering Costs Amortization
MHN	$1,107,412	$8,751
BHV	60,959	2,799

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trusts declared and paid or will pay distributions to Common Shareholders as follows:

Trust Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share
MHN	03/01/22	03/15/22	04/01/22	$0.054500
	04/01/22	04/14/22	05/02/22	0.054500
BHV	03/01/22	03/15/22	04/01/22	0.045500
	04/01/22	04/14/22	05/02/22	0.045500

The Trusts declared and paid or will pay distributions to Preferred Shareholders as follows:

	Preferred Shares(a)
Trust Name	Shares	Series	Declared
MHN	VDRP	W-7	$242,666
BHV	VDRP	W-7	12,541

(a)	Dividends declared for period March 1, 2022 to March 31, 2022.

N O T E S T O F I N A N C I A L S T A T E M E N T S	35

Additional Information

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Trusts will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Environmental, Social and Governance (“ESG”) Integration

Although a Trust does not seek to implement a specific ESG, impact or sustainability strategy unless otherwise disclosed, Trust management will consider ESG characteristics as part of the investment process for actively managed Trusts. These considerations will vary depending on a Trust’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. Trust management will consider those ESG characteristics it deems relevant or additive when making investment decisions for a Trust. The ESG characteristics utilized in a Trust’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. ESG characteristics are not the sole considerations when making investment decisions for a Trust. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, a Trust may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect a Trust’s exposure to certain companies or industries and a Trust may forego certain investment opportunities. While Trust management views ESG considerations as having the potential to contribute to a Trust’s long-term performance, there is no guarantee that such results will be achieved.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

The following information is a summary of certain changes since August 31, 2021. This information may not reflect all of the changes that have occurred since you purchased the relevant Trust.

On November 2, 2021, MHN divided its Board of Directors into three classes, with one class standing for election each year, effective November 18, 2021. In addition, on November 2, 2021, MHN amended and restated its Bylaws to classify its Board of Directors and adopt a voting standard of a majority of the outstanding shares for the election of directors in a contested election.

Except if noted otherwise herein, there were no changes to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

36	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information  (continued)

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Trusts’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Trust makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities and information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Trust and Service Providers

Investment Adviser	Transfer Agent

BlackRock Advisors, LLC	Computershare Trust Company, N.A.

Wilmington, DE 19809	Canton, MA 02021

Accounting Agent and Custodian	VRDP Liquidity Provider

State Street Bank and Trust Company	Bank of America, N.A.(a)

Boston, MA 02111	New York, NY 10036

The Toronto-Dominion Bank(b)

New York, NY 10019

A D D I T I O N A L I N F O R M A T I O N	37

Additional Information  (continued)

Trust and Service Providers (continued)

VRDP Remarketing Agent	Independent Registered Public Accounting Firm

BofA Securities, Inc.(a)	Deloitte & Touche LLP

New York, NY 10036	Boston, MA 02116

TD Securities (USA) LLC(b)	Legal Counsel

New York, NY 10019	Willkie Farr & Gallagher LLP

New York, NY 10019

VRDP Tender and Paying Agent

The Bank of New York Mellon	Address of the Trusts

New York, NY 10286	100 Bellevue Parkway

Wilmington, DE 19809

(a) For MHN.

(b) For BHV.

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Glossary of Terms Used in this Report

Currency Abbreviation

AGC	Assured Guaranty Corp.

AGM	Assured Guaranty Municipal Corp.

AGM-CR	AGM Insured Custodial Receipt

AMBAC	AMBAC Assurance Corp.

AMT	Alternative Minimum Tax

ARB	Airport Revenue Bonds

BAM	Build America Mutual Assurance Co.

CAB	Capital Appreciation Bonds

FHA	Federal Housing Administration

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General Obligation Bonds

HUD SECT 8	U.S. Department of Housing and Urban Development Section 8

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

RB	Revenue Bond

S/F	Single-Family

SAB	Special Assessment Bonds

SAW	State Aid Withholding

SONYMA	State of New York Mortgage Agency

ST	Special Tax

TA	Tax Allocation

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	39

Want to know more?

blackrock.com    |    800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEF-STMUNI-8-02/22-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable to this semi-annual report.

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment

Companies – Not Applicable

Item 13 –	Exhibits attached hereto

2

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniHoldings New York Quality Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniHoldings New York Quality Fund, Inc.

Date: April 20, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniHoldings New York Quality Fund, Inc.

Date: April 20, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock MuniHoldings New York Quality Fund, Inc.

Date: April 20, 2022

4